UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment #2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		August 21, 2019
GH Capital, Inc.
(Exact name of registrant as specified in its charter)
Florida	000-55798	38-3955212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 South Biscayne Blvd., Suite 2790, Miami, FL 33131
(Address of principal executive offices)
Registrant’s telephone number, including area code		305-714-9397
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 21, 2019, GH Capital, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Report”) for purposes of disclosing the entry by the Company into a share exchange agreement on August 21, 2019 (the “Share Agreement”). The initial filing did not include audited financials of Vitana-X, Inc. of Florida. On December 6, 2019, the Company changed their name with the state of Florida. However, the Company did not disclose this via a Current Report on Form 8-K, and is remedying that error herein.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 21, 2019, GH Capital, Inc. (the “Company” or “GHHC”) entered into a Share Exchange Agreement with Vitana-X, Inc.. (“Vitana-X”) whereby 100% of Vitana-X was purchased for certain shares of common and preferred shares of the Company (the “Agreement”). Pursuant to the Agreement the shareholders of Vitana-X shall exchange their shares for shares of the Company as follows:

•	The holders of the common stock of Vitana-X shall receive 100% of the shares of newly designated Series B Preferred Shares (the “GHHC Series B Shares”) in exchange for each share of Common Stock of Vitana-X, on a pro rata basis. The GHHC Series B Preferred Shares shall convert into a total amount equaling 80% of the total issued and outstanding common shares, post conversion, on a pro rata basis, which the Board of Directors has recommended to the shareholders. The Series B Preferred Share have no voting rights.

The closing of the Agreement was further conditioned upon the following:

•	Upon closing, Wolfgang Ruecker, Bane Katic and William Eilers shall resign as Directors of the Company and the following persons shall be appointed to the Board of Directors. More detail on the incoming board of directors is provided under Item 5.02, below. William Bollander shall remain a Director and Chief Executive Officer of the Company.

Party	Position
Matthias Goeth	Director, COO
Dirk Richter	Chairman

Upon closing of the Agreement, Vitana-X will become a wholly owned subsidiary of the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1, and incorporated by reference.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the closing of the Agreement detailed above in Item 1.01, Wolfgang Ruecker, Bane Katic and William Eilers shall resign as directors of the Company. A copy of this filing has been furnished to Mr. Ruecker, Mr. Eilers, and Mr. Katic, who have provided no written correspondence in response to the filing. There are no disputes or disagreements between the resigning members of the board of directors and the Company. As a final act of the sitting board of directors, the following persons shall be appointed to the Board of Directors:

Matthias Goeth, 28 years old, received his degree in 2008 in human economics. Worked as a hotel and restaurant manager in Lower ia until 2010, when he began military service as a sports and fitness instructor. From 2011-2018, Mr. Goeth served on the Austrian Police Force. Since 2017, Mr. Goeth has worked in the field of communications as a Leadership and Mental Motivation Coach. Since 2018, he has worked for DNA Bodytransformer as International Sales Director. Also, in 2018, Mr. Goeth began organizing charity events in Vienna, wherein he pulled a 55-ton Airbus A23 for 25 Meters to raise money for the Woman Cancer Organization, and pulled a 40-ton ship to raise money for handicapped Austrian athletes. Mr. Goeth has acted as a fitness model, and since 2017 has held the title of Austrian Strongman, the 2nd strongest man in his weight class. In early 2019, Mr. Goeth became a member of the Board of Directors and the Chief Operating Officer for Vitana-X, Inc.

Dirk Richter, 47 years old, has been an entrepreneur for over 20 years as a consultant in the fields of planning, management, strategies, and expansions planning for companies. From 1989-1996, Mr. Richter served as a managing director and owner of Dress & Co., and from 1996-2015, he was the owner of Add Value GMBH. Mr. Richter has since sold and closed both of those companies. From 2015-2018, Mr. Richter served as the Chief Financial Officer for Sport Media Vertriebs AG. Since 2018, Mr.Richter has acted as a director and owner of AL Lifescience LTD. In early 2019, he became a member of the Board of Directors for Vitana-X, a Florida corporation, and has served in that position until the present date.

Litigation

During the past ten years, none of the appointees have been the subject of the following events:

1.           A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.           Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.           The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
ii)	Engaging in any type of business practice; or
iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.           The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.           Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.           Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.           Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or
ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.           Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts or other arrangements with the new appointees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In anticipation of closing the Agreement as described in Item 1.01 above, on August 16, 2019, the Board of Directors designated a series of preferred shares which was duly filed with the state of Florida. Specifically, the Board of Directors designated 1,000,000 shares of Series B Preferred stock, par value $0.0001. The Series B Preferred stock shall convert, pro rata, into an amount equaling 80% of the total issued and outstanding common stock of the Company, after the conversion. The Series B Preferred Share have no voting rights.

The designation did not make any material changes to the Company’s existing Articles of Incorporation other than incorporating the amendments described above. Generally, the Company’s Board of Directors is taking corrective action to ensure that the correct par value is stated with the state of Florida.

On December 6, 2019, the Company filed Articles of Amendment to Articles of Incorporation with the Secretary of State for the state of Florida, (the “Amended Articles”) wherein the Company changed their name to ‘Vitana-X, Inc.’ While the Company is in the process of becoming current in their filing obligations to the SEC, they have not been able to file a Corporate Action with FINRA to affect the name change included within the Amended Articles. The Company anticipates that they will file such Corporate Action as soon as practicable.

Item 9.01 Financial Statements and Exhibits.

Vitana Distributions, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of:

Vitana Distributions, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Vitana Distributions, Inc. (the “Company”) as of July 31, 2019, the related statements of operations, changes in stockholders’ equity and cash flows for the period from inception (February 11, 2019) to July 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of July 31, 2019, and the results of its operations and its cash flows the period from inception (February 11, 2019) to July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in an early stage and has a net loss and net cash used in operations for the year period from inception (February 11, 2019) to July 31, 2019 of $1,117,804 and $283,645, respectively, has no revenues and has not implemented its business plan. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s Plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Salberg & Company, P.A.

SALBERG & COMPANY, P.A.

We have served as the Company’s auditor since 2019.

Boca Raton, Florida

June 4, 2020

2295 NW Corporate Blvd., Suite 240 • Boca Raton, FL 33431

Phone: (561) 995-8270 • Toll Free: (866) CPA-8500 • Fax: (561) 995-1920

www.salbergco.com • info@salbergco.com

Member National Association of Certified Valuation Analysts • Registered with the PCAOB

Member CPAConnect with Affiliated Offices Worldwide • Member AICPA Center for Audit Quality

VITANA DISTRIBUTIONS, INC.

BALANCE SHEET

July 31,
2019

ASSETS
CURRENT ASSETS:
Cash	$66,112
Prepaid expenses and other current assets	864,309
Due from related parties	40,021

Total Current Assets	970,442

TOTAL ASSETS	$970,442

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$172,073
Accounts payable and accrued expenses - related parties	56,395

Total Current Liabilities	228,468

Total Liabilities	228,468

Commitments and Contingencies (see Note 6)

STOCKHOLDERS' EQUITY:
Preferred shares, $0.0001 par value: 10,000,000 shares authorized;
Series B Preferred Stock, $0.0001 par value: 1,000,000 shares authorized
929,945 issued and outstanding	93
Common stock, $0.0001 par value: 5,000,000,000 shares authorized;
none issued and outstanding	—
Additional paid in capital	1,868,542
Subscription receivable	(8,857)
Accumulated deficit	(1,117,804)

Total Stockholders' Equity	741,974

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$970,442

See accompanying notes to financial statements.

VITANA DISTRIBUTIONS, INC.

STATEMENT OF OPERATIONS

For The Period from Inception
(February 11, 2019) to July 31, 2019

NET REVENUES	$—

OPERATING EXPENSES:
Professional and consulting fees	1,016,193
Selling and marketing expenses	93,382
General and administrative	7,716

Total Operating Expenses	1,117,291

LOSS FROM OPERATIONS	(1,117,291)

Other expense:
Loss from foreign currency transactions	(513)

Total Other Expense	(513)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,117,804)

Provision for income taxes	—

NET LOSS	$(1,117,804)

NET LOSS PER COMMON SHARE - Basic and diluted	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	—

See accompanying notes to financial statements.

VITANA DISTRIBUTIONS, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

For The Period from Inception (February 11, 2019) to July 31, 2019

	Preferred Stock - Series B		Common Stock		Additional Paid-in	Subscription	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Equity

Balance, inception (February 11, 2019)	—	$—	—	$—	$—	$—	$—	$—

Issuance of preferred stock to founders for cash	589,128	59	—	—	17,341	—	—	17,400

Issuance of preferred stock for cash	70,186	7	—	—	381,228	(8,857)	—	372,378

Issuance of preferred stock for services	270,631	27	—	—	1,469,973	—	—	1,470,000

Net Loss	—	—	—	—	—	—	(1,117,804)	(1,117,804)

Balance, July 31, 2019	929,945	$93	—	$—	$1,868,542	$(8,857)	$(1,117,804)	$741,974

See accompanying notes to financial statements.

VITANA DISTRIBUTIONS, INC.

STATEMENT OF CASH FLOWS

For The Period from Inception
(February 11, 2019) to July 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,117,804)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of prepaid stock-based expenses	605,690
Change in operating assets and liabilities:
Prepaid expenses	—
Accounts payable and accrued expenses	172,074
Accounts payable and accrued expenses - related parties	56,395

NET CASH USED IN OPERATING ACTIVITIES	(283,645)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances to related parties	(40,021)
Net proceeds from sale of preferred stock	389,778

NET CASH PROVIDED BY FINANCING ACTIVITIES	349,757

NET INCREASE IN CASH	66,112

CASH, beginning of period	—

CASH, end of period	$66,112

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$—
Income taxes	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Issuance of common stock for subscription receivable	$8,857
Common stock issued for future services	$1,470,000

See accompanying notes to financial statements.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 1 - Organization and Description of Business

Vitana Distributions, Inc. (the “Company”) was incorporated on February 11, 2019 in the State of Florida as Vitana-X, Inc.  The Company changed its corporate name to Vitana Distributions, Inc. on December 4, 2019. The Company is a wellness company specializing in the development and manufacture of health promoting products based on DNA analysis. The Company has no operating history as of yet.

On August 21, 2019, the Company entered into a Share Exchange Agreement with GH Capital, Inc. (“GHHC”) whereby 100% of Vitana’s outstanding stock was purchased for certain shares of preferred stock of GHHC (the “Agreement”) (see Note 8). As a result, the equity of the Company is retroactively restated to reflect the number and type of shares received in exchange for the Company’s shares in the reverse recapitalization with GHHC.

Note 2 - Basis of presentation and going concern

The accompanying financial statements are prepared on a going concern basis which contemplates the realization of assets and satisfaction of liabilities and commitments in the normal course of business. As reflected in the accompanying financial statements, the Company had a net loss and net cash used in operations of $1,117,804 and $283,645 respectively, for the period from inception (February 11, 2019) to July 31, 2019. Additionally, the Company had no revenues for the period from inception (February 11, 2019) to July 31, 2019 and had an accumulated deficit of $1,117,804 as of July 31, 2019. These matters raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the issuance date of this report. The ability of the Company to continue as a going concern is dependent on the Company’s ability to implement its business plan, raise capital, and generate revenues. Currently, management is seeking capital to implement its business plan.   Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 3 - Summary of Significant Accounting Policies

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of due from related parties, valuation of equity-based instruments issued for other than cash, and the valuation allowance on deferred tax assets.

Risks and uncertainties for development stage company

The Company is considered to be in an early stage since we have not commenced planned principal operations. Our activities since inception include devoting substantially all of the Company’s efforts to business planning and development. Additionally, the Company has allocated a substantial portion of its time and investment to the completion of the Company’s development activities to launch its marketing plan and generate revenues and to raising capital. The Company has not generated revenue from operations and is currently in the development stage. The Company’s activities during this early stage are subject to significant risks and uncertainties.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 3 - Summary of Significant Accounting Policies (continued)

Cash and cash equivalents

The Company considers all highly liquid investments with a maturity of three months or less when acquired to be cash equivalents. The Company did not have cash equivalents as of July 31, 2019. The Company places its cash with high credit quality financial institutions. The Company’s accounts at these institutions are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of July 31, 2019, the Company had not reached bank balances exceeding the FDIC insurance limit on interest bearing accounts. To reduce its risk associated with the failure of such financial institutions, the Company evaluates at least annually the rating of the financial institutions in which it holds deposits.

Fair value measurements and fair value of financial instruments

The Company adopted Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures” (“ASC 820”), for assets and liabilities measured at fair value on a recurring basis. ASC 820 establishes a common definition for fair value to be applied to existing generally accepted accounting principles that requires the use of fair value measurements, establishes a framework for measuring fair value and expands disclosure about such fair value measurements. The adoption of ASC 820 did not have an impact on the Company’s financial position or operating results, but did expand certain disclosures.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The Company analyzes all financial instruments with features of both liabilities and equity under the Financial Accounting Standard Board’s (“FASB”) accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The estimated fair value of certain financial instruments, including prepaid expense and other current assets, accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Stock-based compensation

The Company accounts for employee stock-based compensation in accordance with ASC 718-10, "Share-Based Payment," which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options, restricted stock awards, and employee stock purchases based on estimated fair values.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 3 - Summary of Significant Accounting Policies (continued)

In June 2018, the FASB issued ASU 2018-07, Compensation - Stock Compensation (Topic 718). This update is intended to reduce cost and complexity and to improve financial reporting for share-based payments issued to non-employees (for example, service providers, external legal counsel, suppliers, etc.). The ASU expands the scope of Topic 718, Compensation-Stock Compensation, which currently only includes share-based payments issued to employees, to also include share-based payments issued to non-employees for goods and services. Consequently, the accounting for share-based payments to non-employees and employees will be substantially aligned. This standard will be effective for financial statements issued by public companies for the annual and interim periods beginning after December 15, 2018. Early adoption of the standard is permitted. The standard will be applied in a retrospective approach for each period presented. Management implemented this standard at inception on February 11, 2019.

Determining Fair Value Under ASC 718-10

The Company estimates the fair value of stock options granted using the Black-Scholes option-pricing formula. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period. The Company's determination of fair value using an option-pricing model is affected by the stock price as well as assumptions regarding the number of highly subjective variables.

The Company estimates volatility based upon the historical stock price of the Company and estimates the expected term for employee stock options using the simplified method for employees and directors and the contractual term for non-employees. The risk-free rate is determined based upon the prevailing rate of United States Treasury securities with similar maturities.

Income taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” (“ASC 740-10”), which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach require the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of ASC 740-10 related to Accounting for Uncertain Income Tax Positions. When tax returns are filed, there may be uncertainty about the merits of positions taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions.

Tax positions that meet the more likely than not recognition threshold is measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefit associated with tax positions taken that exceed the amount measured as described above should be reflected as a liability for uncertain tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all more likely than not to be upheld upon examination. As such, the Company has not recorded a liability for uncertain tax benefits.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 3 - Summary of Significant Accounting Policies (continued)

The Company has adopted ASC 740-10-25, “Definition of Settlement”, which provides guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits and provides that a tax position can be effectively settled upon the completion and examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open.  The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they are filed.

Net loss per share of common stock

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares during the period. Diluted net loss per share is computed using the weighted average number of common shares and potentially dilutive securities outstanding during the period. At July 31, 2019, the Company has no potentially dilutive securities outstanding.

Recent accounting pronouncements

In July 2017, the FASB issued ASU 2017-11 “Earnings Per Share” (Topic 260). The amendments in the update change the classification of certain equity-linked financial instruments (or embedded features) with down round features. The amendments also clarify existing disclosure requirements for equity-classified instruments. For freestanding equity-classified financial instruments, the amendments require entities that present earnings per share (“EPS”) in accordance with Topic 260, Earnings Per Share, to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features would be subject to the specialized guidance for contingent beneficial conversion features (in Subtopic 470-20, Debt—Debt with Conversion and Other Options), including related EPS guidance (in Topic 260). For public business entities, the amendments in Part I of this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of this guidance had no material impact on its accounting and disclosures.

In June 2018, the FASB issued ASU No. 2018-07, Improvements to Nonemployee Share-Based Payment Accounting, which simplifies several aspects of the accounting for nonemployee share-based payment transactions by expanding the scope of the stock-based compensation guidance in ASC 718 to include share-based payment transactions for acquiring goods and services from non-employees. ASU No. 2018-07 is effective for annual periods beginning after December 15, 2018, including interim periods within those annual periods. Early adoption is permitted, but entities may not adopt prior to adopting the new revenue recognition guidance in ASC 606. The adoption of this guidance had no material impact on its accounting and disclosures.

In August 2018, the FASB issued ASU 2018-13, “Changes to Disclosure Requirements for Fair Value Measurements”, which will improve the effectiveness of disclosure requirements for recurring and nonrecurring fair value measurements. The standard removes, modifies, and adds certain disclosure requirements, and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is assessing ASU 2018-07 and does not expect it to have a material impact on its accounting and disclosures.

Other accounting standards which were not effective until after December 31, 2019 are not expected to have a material impact on the Company’s financial position or results of operations.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 4 – Related Party Transactions

During the period from inception (February 11, 2019) to July 31, 2019, the Company issued 589,128 shares of the Company’s Series B preferred stock to two founders for total proceeds of $17,400.

During the period from inception (February 11, 2019) to July 31, 2019, the Company paid consulting fees of $33,450 to the Chief Executive officer (“CEO”) of the Company for consulting services rendered. Additionally, on August 15, 2019, the Company entered into a Management Consulting Agreement with the Company’s CEO to provide corporate development services for the period from August 15, 2019 to December 15, 2019 in exchange for 29,456 shares of the Company’s Series B preferred stock. The Company valued the shares of preferred stock at the fair value of approximately $5.43 per preferred share or $160,000 based on the sales of preferred stock on recent private placements on the dates of grants.

Between January 2019 and March 2019, the Company entered into two consulting agreements with two directors of the Company for business and strategic consulting services. The term of the agreements commenced on the effective dates of the consulting agreements and continued upon completion of the agreed upon services as defined in the consulting agreements. The Company may terminate these agreements upon 90 days written notice to the consultant. In connection with these consulting agreements, during the period from inception (February 11, 2019) to July 31, 2019, the Company paid total consulting fees of $79,900 to two directors of the Company for consulting services rendered.

On January 3, 2019, the Company entered into consulting agreement with an affiliated company which is majority owned by two directors of the Company for advisory and consulting services. The consulting agreement may be terminated by either party by submitting a written notice of termination. In connection with this consulting agreement, during the period from inception (February 11, 2019) to July 31, 2019, the Company paid consulting fees of $52,500 to such affiliated company for consulting services rendered.

On January 4, 2019, the Company entered into a consulting agreement with an affiliated company which is owned by a director of the Company for business, management, and strategic consulting services. The term of the agreement commenced on the effective date of the consulting agreement and continued upon completion of the agreed upon services as defined in the consulting agreement. The Company may terminate this agreement upon 90 days written notice to the consultant. In connection with this consulting agreement, during the period from inception (February 11, 2019) to July 31, 2019, the Company paid total consulting fees of $46,852 to the affiliated company for consulting services rendered.

On June 1, 2019, the Company entered into a management consulting agreement with an affiliated company which is owned by two directors of the Company for business development, management, and sales related consulting services for the period from June 1, 2019 to December 31, 2019 in exchange for 73,641 shares of the Company’s preferred stock. The Company valued the shares of preferred stock at the fair value of approximately $5.43 per preferred share or $400,000 based on the sales of preferred stock on recent private placements on the dates of grants. This value was recorded as prepaid expense to be amortized over the term of the agreement.

The Company provided advances to GH Capital, Inc. (see Note 8) for working capital purposes. At July 31, 2019, the Company had a receivable from the related party of $26,100. These advances were short-term in nature and non-interest bearing. On August 21, 2019, the receivable was considered paid upon the consummation of the Share Exchange Agreement with GH Capital, Inc.

On July 1, 2019, the Company entered into a License Agreement with an affiliated company,VitanaEU , which is majority owned by two directors of the Company (see Note 6). On May 19, 2020, the Company received a notice of cancellation of the License Agreement from the affiliated company effective July 30, 2020. Additionally, as of July 31, 2019, the Company provided advances of $13,921 to VitanaEU. At July 31, 2019, the Company had a receivable from the related party of $13,921 which was included in due from related parties as reflected on the balance sheet. These advances were short-term in nature and non-interest bearing.

As of July 31, 2019, accounts payable due to the CEO, two directors of the Company and an affiliated company totaled to $56,395 ($8,000, $18,400, $9,100 and $20,895, respectively).

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 5 – Stockholders’ Equity

The authorized capital stock consists of 500,000,000 shares of common stock with no par value.

As a result of the closing of the Share Exchange Agreement on August 21, 2019 with GHHC (see Note 8), the equity of the Company is retroactively restated to reflect the number and type of shares received in exchange for the Company’s shares in the reverse recapitalization with GHHC.

Series B Preferred stock

During the period from inception (February 11, 2019) to July 31, 2019, the Company issued 589,128 shares of the Company’s Series B preferred stock to two founders for total proceeds of $17,400.

During the period from inception (February 11, 2019) to July 31, 2019, the Company received total gross proceeds of $372,378 and $8,857 of subscription receivable or average of approximately $5.43 per share from the sale of 70,186 shares of the Company’s Series B preferred stock. The Company collected the $8,857 subscription receivable in August 2019.

During the period from inception (February 11, 2019) to July 31, 2019, the Company issued an aggregate of 270,631 shares of the Company’s Series B Preferred stock to various consultants for services rendered. The Company valued the shares of preferred stock at the fair value of approximately $5.43 per share or $1,470,000 based on the sales of preferred stock on recent private placements on the dates of grants. During the period from inception (February 11, 2019) to July 31, 2019, the Company recorded stock-based compensation of $605,690 and prepaid expense of $864,309 to be amortized over the remaining service period.

Note 6 – Commitments and Contingencies

Between February 2019 and March 2019, the Company entered into various consulting agreements with the CEO and two directors of the Company (see Note 4).

In January 2019 and June 2019, the Company entered into three consulting agreements with three affiliated companies (see Note 4).

On July 1, 2019, the Company entered into a License Agreement (the “License Agreement”) with an affiliated company (“VitanaEU”) which is majority owned by two directors of the Company. The term of the License Agreement is for one year unless terminated by the non-breaching party upon submitting a written notice within 90 days of such breach. The Company grants VitanaEU an exclusive license to develop, use, and sell the Company’s products. In consideration for the grant of license, VitanaEU agrees to pay the Company a royalty of 5% based on VitanaEU’s net sales and a monthly fee of 3,000 Euros due on the first day of each month beginning July 1, 2019 and until such time this License Agreement is terminated. On May 19, 2020, the Company received a notice of cancellation of the License Agreement from the affiliated company effective July 30, 2020.

In March 2020, the outbreak of COVID-19 (coronavirus) caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization, and the outbreak has become increasingly widespread in the United States, including in each of the areas in which the Company operates. The COVID-19 (coronavirus) outbreak has had a notable impact on general economic conditions, including but not limited to the temporary closures of many businesses, “shelter in place” and other governmental regulations, reduced business and consumer spending due to both job losses and reduced investing activity, among many other effects attributable to the COVID-19 (coronavirus), and there continue to be many unknowns. While to date the Company has not been required to stop operating, management is evaluating its use of its office space, virtual meetings and the like. The Company continues to monitor the impact of the COVID-19 (coronavirus) outbreak closely. The extent to which the COVID-19 (coronavirus) outbreak will impact the Company’s operations, ability to obtain financing or future financial results is uncertain.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 7 – Income Taxes

The Company has no income tax expense or liability due to its net taxable losses.

Management believes that the realization of the benefits from these losses appears not more than likely due to the Company’s limited operating history and continuing losses for United States income tax purposes. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as necessary.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes were as follows:

Period from Inception (February 11, 2019) to July 31, 2019
Income tax benefit at U.S. statutory rate of 21%	$(234,739)
Income tax benefit – State tax rate at 5%	(55,890)
Non-deductible expenses	157,479
Increase in valuation allowance	133,150
Total provision for income tax	$—

The Company’s approximate net deferred tax asset was as follows:

Deferred Tax Asset:	July 31, 2019
Net operating loss carryforward	$133,150
Valuation allowance	(133,150)
Net deferred tax asset	$—

The net operating loss carryforward was approximately $512,114 at July 31, 2019. The Company provided a valuation allowance equal to the deferred income tax asset for the year ended July 31, 2019 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The increase in the allowance was $133,150 in fiscal 2019. The potential tax benefit arising from fiscal 2019 net operating loss carryforward of approximately $512,114 may be carried forward indefinitely.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of ownership changes that could occur in the future. If necessary, the deferred tax assets will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance. The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2019 Corporate Income Tax Return is subject to Internal Revenue Service examination.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 8 - Subsequent Events

Issuance of Series B Preferred Stock

Between August 1, 2019 and August 21, 2019, the Company received total gross proceeds of $63,713 and subscription receivable of $30,011 or average of approximately $5.43 per share from the sale of 16,924 shares of the Company’s Series B preferred stock.

Between August 1, 2019 and August 21, 2019, the Company issued an aggregate of 53,132 shares of the Company’s Series B preferred stock to various consultants (including 29,456 shares to the CEO) for services to be rendered from August 2019 to December 2019. The Company valued the shares of common stock at the fair value of approximately $5.43 per share or $288,600 based on the sales of preferred stock on recent private placements on the dates of grants.

Between August 22, 2019 and November 17, 2019, the Company received total gross proceeds of $129,395 or average of approximately $5.43 per share from the sale of 23,989 shares of the Company’s Series B preferred stock.

Between August 1, 2019 and November 17, 2019, the Company collected total subscription receivable of $38,868 (includes $8,857 subscription receivable which was recorded as of July 31, 2019).

Between August 22, 2019 and November 17, 2019, the Company issued an aggregate of 320,762 shares of the Company’s Series B preferred stock to various consultants (including 73,641 shares to a director and 73,641 shares to an affiliated company) for services to be rendered from August 2019 to December 2019. The Company valued the shares of preferred stock at the fair value of approximately $5.43 per share or $1,742,327 based on the sales of preferred stock on recent private placements on the dates of grants and such value is being recognized over the terms of the service period.

Stock Option Grant

In October 2019, the Company granted 73,641 options to purchase shares of the Company’s Series B preferred stock to a consultant for investor relations services. The options have a term of 1.23 years from the date of grant and were exercisable at an exercise price of $5.43 per share. These options vested immediately on the date of grant. The Company accounted for the 73,641 options by using a Black-Scholes option pricing model with the following assumptions: stock price of $5.43 per share (based on the sales of preferred stock on recent private placements on the dates of grants), volatility of 293%, expected term of 1.23 years, and a risk-free interest rate of 1.63%.

Share Exchange Agreement

On August 21, 2019, the Company (“Vitana”) entered into a Share Exchange Agreement with GH Capital, Inc. (“GHHC”) whereby 100% of Vitana’s outstanding stock was purchased for certain shares of preferred stock of GHHC (the “Agreement”). Pursuant to the Agreement the shareholders of Vitana shall exchange their shares for shares of GHHC as follows:

The holders of the common stock of Vitana received 1,000,000 shares of newly designated Series B Preferred Stock (the “GHHC Series B Shares”) in exchange for each share of common stock of Vitana, on a pro rata basis. The GHHC Series B Preferred Shares shall convert into a total amount equaling 80% of the total issued and outstanding common shares, post conversion, on a pro rata basis based on a contingent event described below. The Series B Preferred Share have no voting rights.

Vitana Distributions, Inc.

Notes to Financial Statements

July 31, 2019

Note 8 - Subsequent Events (continued)

Furthermore, simultaneously with the closing, the two majority shareholders of Vitana purchased 1,000,000 shares of Series A preferred shares of GHHC from the majority shareholder of GHHC. The Series A shares have a voting right equal to 65% of all the voting rights of all capital stock of GHHC.

Upon closing of the Agreement, Vitana became a wholly owned subsidiary of GHHC. Matthias Goeth, CEO of Vitana, became director and COO of GHHC and Dirk Richter, Director of Vitana, became the Chairman of the board of directors of GHHC.

Additionally, since the majority shareholders of Vitana obtained majority voting control (at least 65%) of GHHC as a result of the above transactions and the operations of GHHC were spun off to the former majority owner officer of GHHC, this transaction is being accounted for as a reverse recapitalization of Vitana where Vitana is considered the historical registrant and the historical operations presented will be those of Vitana.

Series B Preferred Stock Designation

On August 16, 2019, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock which designated 1,000,000 shares of preferred stock as Series B Preferred Stock at par value of $0.0001 (see Note 1).

The Series B Preferred Stock Certificate of Designation includes:

•	a par value of $0.0001 per share and 1,000,000 designated shares of Series B with no voting rights,

•	the Series B preferred stock shall rank senior to the Company's common stock and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series B preferred stock and shall be subordinate to and rank junior to all indebtedness of the Company now or hereafter outstanding,

•	Series B preferred holders shall be entitled to receive out of the assets of the Company whether such assets are capital or surplus, for each share of Series B preferred stock, an amount equal to the holder's pro rata share of the assets and funds of the Company to be distributed, less any amount distributed to the holders of the Series B preferred stock, assuming their conversion of Series B preferred stock to common stock and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders shall be distributed among the holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full,

•	No dividends shall be declared or paid on the Series B preferred stock,

•	The Series B preferred stock shall be automatically converted upon the date where in a reverse stock split is deemed effective by the Financial Industry Regulatory Authority (“FINRA”), each shares of Series B preferred stock shall automatically convert in a number of shares of common stock equal to its pro-rata portion of 80% of the total issued and outstanding common shares, post conversion, to be issued to each holder on a pro-rata portion of the total issued and outstanding Series B preferred stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GH Capital, Inc.
(Registrant)
Date:	June 4, 2020
		By:	/s/ William Bollander
		Name:	William Bollander
		Title:	Chief Executive Officer